SCHEDULE 14A INFORMATION
(RULE 14A-101)
INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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☒ Preliminary Proxy Statement	☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

TCW GALILEO FUNDS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

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☐	Fee paid previously with preliminary materials.

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TCW GALILEO FUNDS, INC.
TCW Galileo Asia Pacific Equities Fund
865 South Figueroa Street, 18th Floor
Los Angeles, California 90017

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

Notice is hereby given that a Special Meeting of Shareholders of the TCW Galileo Asia Pacific Equities Fund of TCW Galileo Funds, Inc. (the “Fund”) will be held at the offices of the Fund on August 5, 2002 at 10:00 a.m. (Pacific time) for the following purposes:

1.	To approve a new Sub-Advisory Agreement between TCW Investment Management Company, the Fund’s investment adviser, and SGY Asset Management (Singapore) Ltd.

2.	To transact such other business as may properly come before the Meeting or any adjournment thereof.

Shareholders of record as of the close of business on June 28, 2002 are entitled to notice of and to vote at the Meeting or any adjournment thereof. To assure your representation at the meeting, please mark, sign and date your proxy card and return it in the envelope provided after reading the accompanying proxy statement.

By order of the Board of Directors

PHILIP K. HOLL
Secretary

July     2002

PLEASE EXECUTE THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE, THUS ENABLING YOUR FUND TO AVOID UNNECESSARY EXPENSE AND DELAY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. THE PROXY IS REVOCABLE AND WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING.

TCW GALILEO FUNDS, INC.
TCW Galileo Asia Pacific Equities Fund
865 South Figueroa Street, 18th Floor
Los Angeles, California 90017

SPECIAL MEETING OF SHAREHOLDERS
August 5, 2002

PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of TCW Galileo Funds, Inc. (“Company”) on behalf of the TCW Galileo Asia Pacific Equities Fund (the “Fund”) for use at the special meeting of shareholders (“Meeting”) to be held at the offices of the Fund, 865 South Figueroa Street, 18th Floor, Los Angeles, California, at 10:00 a.m. Pacific time, on August 5, 2002 and at any adjournment thereof. This Proxy Statement, the Notice of Meeting and the proxy card are first being mailed to shareholders on or about July 15, 2002.

The Board of Directors solicits and recommends your execution of the enclosed proxy card. Shares for which a properly signed proxy card is received will be represented at the Meeting and will be voted as instructed on the proxy card. Shareholders are urged to specify their choices by marking an “X” in the appropriate box on the proxy card. If no choices are specified, the shares represented will be voted as recommended by your Board of Directors. A shareholder may revoke a proxy at any time prior to its exercise by filing with the Secretary of the Company an instrument revoking the proxy, or by submitting a proxy bearing a later date, or by attending and voting at the meeting.

The cost of soliciting proxies for the Meeting of Shareholders, consisting principally of printing and mailing expenses, will be borne by TCW Investment Management Company, the Fund’s investment adviser. The solicitation of proxies will be by mail, which may be supplemented by solicitation by mail, telephone or otherwise through officers and employees of the Fund and its investment adviser or distributor without special compensation therefore. Banks, brokerage houses, nominees and other fiduciaries will be requested to forward the proxy soliciting materials to the beneficial owners and obtain authorization for the execution of proxies. The Company may reimburse brokers, banks and other fiduciaries for postage and reasonable expenses incurred by them in the forwarding of proxy material to beneficial owners of common stock.

OUTSTANDING SHARES AND VOTING REQUIREMENTS

The Board of Directors has fixed the close of business on June 28, 2002 as the record date for the determination of shareholders entitled to notice of and to vote at the Special Meeting of Shareholders or any adjournment. As of the record date, there were outstanding [to be added] shares of the Fund. All full shares of the Fund are entitled to one vote, with proportionate voting for fractional shares.

As of the record date, the following persons owned of record 5% or more of the Fund’s outstanding shares: Northern Trust Custodian Sobrato Development Company, P.O. Box 92956, Chicago, Il 606075 (85%). The officers and directors of the Fund, together, owned less than 1% of the Fund’s outstanding shares on the record date.

The presence at the Meeting, in person or by proxy, of one-third of the issued and outstanding voting shares of the Fund is required to constitute a quorum at the Meeting. Proxies that reflect abstentions or broker non-votes (i.e. proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which such brokers or nominees do not have discretionary power) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum. Assuming the presence of a quorum, abstentions and broker non-votes will have the effect of a “no” vote for Proposal 1. Pursuant to the rules policies of the New York Stock Exchange (the “Exchange”), members of the Exchange may vote on the proposals to be considered at the Meeting without instructions from the beneficial owners of the Fund’s shares. Shares represented by improperly marked proxy cards will be treated as abstentions.

The affirmative vote of a majority of the outstanding voting securities (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) of the Fund represented at the meeting is required to approve the new sub-advisory agreement. The 1940 Act defines a rate of majority of the outstanding voting securities means (i) 67% or more of the voting securities represented at the meeting, if more than 50% of the outstanding voting securities are present or represented by proxy, or (ii) more than 50% of all outstanding voting securities of the Fund.

1.   TO APPROVE A NEW SUB-ADVISORY AGREEMENT

Background

The Fund’s investments are managed by TCW Investment Management Company (the “Adviser”), pursuant to an Investment Advisory and Management Agreement (“Management Agreement”) dated July 6, 2001. The Management Agreement was initially approved by the Board of Directors of the Company on April 30, 2001 and by the shareholders of the Fund on June 26, 2001. Under the Management Agreement, the Fund pays the Adviser a monthly fee at an annual rate of 1.00% of the Fund’s average daily net assets. For the fiscal year ended October 31, 2001, the Adviser received a management fee of $106,000 from the Fund.

The Adviser has retained, at its own expense, TCW London International Limited (“TCW London”), to furnish investment advice to the Fund. The Adviser and TCW London are each wholly owned subsidiaries of The TCW Group, Inc. (“TCW”). Société Générale Asset Management, S.A. (“SGAM”), a wholly owned subsidiary of Société Générale, S.A. (“Société Générale”), holds 80% of the voting interests of TCW. Société Générale’s address is 29, boulevard Haussman, 75009, Paris France.

Pursuant to a Sub-Advisory Agreement with the Adviser dated July 6, 2001 the (“Current Sub-Advisory Agreement”) TCW London identifies and analyzes industries and individual issuers of securities, provides analyses of economic and political trends and developments and their potential effect on international securities markets and the Fund’s investments, monitors regulatory and procedural developments occurring in international securities markets, and reviews and analyzes the Fund’s international investments. The Current Sub-Advisory Agreement was initially approved by the Board of Directors of the Company on April 30, 2001 and by the shareholders of the Fund on June 26, 2001. Under the Sub-Advisory Agreement, the Adviser pays TCW London a monthly fee at an annual rate of 1.00% of the Fund’s average daily net assets. For the fiscal year ended October 31, 2001, the TCW London received a sub-advisory fee of $106,000 from the Adviser.

For the reasons set forth below, on February 20, 2002, the Board of Directors of the Company (including the Directors who are not interested persons of the Company, the Adviser or SGY Asset Management (Singapore) Ltd.) approved a new sub-advisory agreement between the Adviser and SGY Asset Management (Singapore) Ltd. (“SGY Singapore”), pursuant to which SGY Singapore will provide investment advice to the Fund (“New Sub-Advisory Agreement”). SGY Singapore is an indirect, wholly owned subsidiary of SGAM.

The transfer of the sub-advisory responsibility from TCW London to SGY Singapore is part of a broader restructuring program designed to capitalize on opportunities resulting from last year’s acquisition by Société Générale of a controlling interest in TCW. Among the goals of last year’s transaction was to achieve synergies and efficiencies among the several investment advisers within the Société Générale/TCW organization and to take advantage of SGAM’s global investment expertise.

New Sub-Advisory Agreement

New Sub-Advisory Agreement requires that SGY Singapore provide the Fund with investment advisory services with respect to issuers located in countries in the Asia Pacific Region. Under the New Sub-Advisory Agreement, SGY Singapore is charged with the responsibility of making a determination as to the securities the Fund should purchase or sell or otherwise dispose of and with the timing of those decisions subject to the Adviser’s review. SGY Singapore also will manage foreign currency matters for the Fund and determine what investments the Fund should make in forward exchange contracts and options and futures contracts in foreign currencies. All security transactions are subject to the overall supervision of the Adviser. In addition, the Adviser is responsible for monitoring compliance by SGY Singapore and with such other limitations or directions as the Board of Directors may, from time to time, prescribe.

The new Sub-Advisory Agreement provides that SGY Singapore shall, at its own expense, maintain such staff and employ or retain such personnel and consult with such other persons as it shall, from time to time, determine to be necessary or useful to the performance of its obligations under the New Sub-Advisory Agreement. The fees of SGY Singapore are the Adviser’s sole responsibility and not that of the Fund. SGY Singapore will receive a sub-advisory fee equal to 50% of the monthly compensation received by the Adviser pursuant to the Management Agreement. The New Sub-Advisory Agreement does not provide for an increase in fees charged to the Fund.

If the New Sub-Advisory Agreement is approved by the shareholders of the Fund, it will take effect immediately. The New Sub-Advisory Agreement will remain in effect for two years from the date it takes effect and, unless earlier terminated, will continue from year to year thereafter, provided such continuance is approved annually by (i) the Board of Directors or by a majority of the outstanding voting securities of the Fund, and, in either case, (ii) a majority of the Board of Directors who are not parties to the New Sub-Advisory Agreement or “interested persons” of any such party (other than as members of the Board of Directors of the Company). The New Sub-Advisory Agreement terminates in the event of its assignment (as defined in the 1940 Act) or if the Management Agreement is terminated. In addition, the new Sub-Advisory Agreement may be terminated without penalty by either party, by vote of the Company’s Board of Directors or by vote of a majority of the outstanding voting securities of the Fund, upon 30 days written notice.

Under the New Sub-Advisory Agreement SGY Singapore shall not be liable to the Adviser or the Company or Fund shareholders for any error of judgment of mistake of law or for any act or omission by SGY Singapore or for any losses sustained by the Fund or its shareholders, except in the event of willful misfeasance, bad faith gross negligence or reckless disregard of its obligations under the New Sub-Advisory Agreement.

Evaluation by the Board of Directors

The Company's Board of Directors, including the Directors who are not parties to the New Sub-Advisory Agreement or interested persons or such parties ("Independent Directors") has determined that in approving the New Sub-Advisory Agreement on behalf of the Fund, the New Sub-Advisory Agreement will enable the Fund to continue to obtain high quality services at a cost that is reasonable and in the best interests of the Fund and its shareholders. In reaching this conclusion the Board of Directors was advised by independent legal counsel and considered a number of factors, including the following: (i) the fees to be charged the Fund will not be increased; (ii) the commonality of terms and provisions of the New Sub-Advisory Agreement and the current sub-advisory agreement; (iii) the enhanced resources of SGY Singapore; (iv) the high quality of the investment personnel and management capabilities of SGY Singapore; and (v) the high quality of the investment performance of SGY Singapore.

The Board of Directors of the Company, Including the Independent Directors, recommends that shareholders vote “FOR” approval of the New Sub-Advisory Agreement as provided under Proposal 1. Unmarked proxies will be so voted.

2.    OTHER BUSINESS

The proxy holders have no present intention of bringing before the Meeting for action any matters other than those specifically referred to in the foregoing, and in connection with or for the purpose of effecting the same, nor has the management of the Company any such intention. Neither the proxy holders nor the Company’s management is aware of any matters, which may be presented by others. If any other business shall properly come before the meeting, the proxy holders intend to vote thereon in accordance with their best judgment.

INFORMATION ABOUT THE ADVISER

The address of the Adviser is 865 South Figueroa Street, Suite 1800, Los Angeles, California 90017. The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940.

The Adviser serves as an investment adviser or sub-adviser to the investment companies listed below (which have a similar investment objective as the Fund) which are registered under the 1940 Act:

Name	Net Assets (in Millions) on June 28, 2002	Annual Management Fee as Percent of Average Daily Net Assets
TCW Galileo Emerging Markets Equities Fund	$25,954,323	1.00%

Morgan Stanley Select Dimensions Investment Series—Emerging Markets Portfolio	$ 9,750,965	1.25%(1)

(1)	The Adviser receives 40% of this fee.

The Adviser’s directors and principal executive officers, their principal occupations and dates of services are shown below. The address of each director and officer is 865 South Figueroa Street, Suite 1800, Los Angeles, California 90017.

Name Length of Service	Position and Principal Occupation
Alvin R. Albe, Jr. 1991–Present
The Adviser—Director, President & Chief Executive Officer; The TCW Group, Inc.—Executive Vice President; Trust Company of the West—Director & Executive Vice President; TCW Asset Management Company—Director & Executive Vice President; TCW Convertible Securities Fund, Inc.—Senior Vice President; TCW Galileo Funds, Inc.–President

Michael E. Cahill 1991–Present
The Adviser—Managing Director, General Counsel & Secretary; The TCW Group, Inc.—Managing Director, General Counsel and Secretary; Trust Company of the West—Managing Director, General Counsel & Secretary; TCW Asset Management Company—Director, Managing Director, General Counsel & Secretary; TCW Convertible Securities Fund, Inc.—General Counsel & Assistant Secretary; TCW Galileo Funds, Inc.—Senior Vice President, General Counsel & Assistant Secretary; Apex Mortgage Capital, Inc.—Secretary

David S. DeVito 1993–Present
The Adviser—Managing Director, Chief Financial Officer & Assistant Secretary; The TCW Group. Inc.—Managing Director, Chief Financial Officer & Assistant Secretary; Trust Company of the West—Managing Director, Chief Financial Officer & Assistant Secretary; TCW Asset Management Company—Managing Director Chief Financial Officer & Assistant Secretary; Apex Mortgage Capital, Inc.—Chief Financial Officer & Controller

Thomas E. Larkin, Jr. 1987–Present
The Adviser—Director and Vice Chairman; The TCW Group, Inc.—Director & Vice Chairman; Trust Company of the West—Director & Vice Chairman; TCW Asset Management Company—Director & Vice Chairman; TCW Convertible Securities Fund, Inc.—Senior Vice President; TCW Galileo Funds, Inc.—Director & Vice Chairman

Name Length of Service	Position and Principal Occupation

Hilary G.D. Lord 1987–Present
The Adviser—Managing Director, Chief Compliance Officer & Assistant Secretary; The TCW Group, Inc.—Managing Director, Chief Compliance Officer & Assistant Secretary; Trust Company of the West—Managing Director & Chief Compliance Officer; TCW Asset Management Company—Managing Director & Chief Compliance Officer; TCW Convertible Securities Fund, Inc.—Senior Vice President & Assistant Secretary; TCW Galileo Funds, Inc.—Assistant Secretary

William C. Sonneborn 1998–Present
The Adviser—Executive Vice President & Assistant Secretary; The TCW Group, Inc.—Executive Vice President & Assistant Secretary; Trust Company of the West—Executive Vice President & Assistant Secretary; TCW Asset Management Company—Executive Vice President & Assistant Secretary

Marc I. Stern 1992–Present
The Adviser—Director, Chairman; The TCW Group, Inc.—Director, President; Trust Company of the West–Director & Vice Chairman; TCW Asset Management Company—Vice Chairman & President; Apex Mortgage Capital, Inc.—Director, Chairman; Qualcomm, Inc.—Board Member

INFORMATION ABOUT THE SUB-ADVISER

The address of SGY Singapore is 80 Robinson Road, Singapore 068898. SGY Singapore is registered as an investment adviser under the Investment Advisers Act of 1940.

SGY Singapore’s directors and principal executive officers, their principal occupations and dates of service are shown below. The address of each director and officer is 80 Robinson Road, Singapore 068898.

Name Length of Service	Position and Principal Occupation
Laurent Michel Bertiau 1998–Present	SGY Singapore—Director

Christian D’Allest 1998–Present	SGY Singapore—Director

Winson Kwan Ming Fong 2000–Present	SGY Singapore—Director

Mahendran Nathan 2001–Present	SGY Singapore—Director, Managing Director/Regional head of Business and Marketing

Albert Marcel Jean-Pierre Marc Reculeau 2001–Present	Singapore—Managing Director & Chief Executive Officer

Tokuo Ukon 1999–Present	SGY Singapore—Director

Marco Sau Kwan Wong 2001–Present	SGY Singapore—Director, Managing Director/ Chief Investment Officer

Other Information

Investors Bank & Trust Company, 200 Clarendon Street, Boston, Massachusetts 02116, serves as the administrator of the Company. TCW Brokerage Services, 865 South Figueroa Street, Suite 1800, Los Angeles, California 90017 serves as distributor to the Company.

Shareholder Proposals

The Company does not hold regular annual shareholders’ meetings. Shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for a subsequent shareholders’ meeting of the Company (if any) should send their written proposals to the Secretary of the Company at the address set forth on the cover of this proxy statement. Proposals must be received a reasonable time prior to the date of a meeting of shareholders to be considered for inclusion in the proxy materials for a meeting. Timely submission of a proposal does not, however, necessarily mean that the proposal will be included. A shareholder who wishes to make a proposal at the next meeting of shareholders without including the proposal in the Company’s proxy statement must notify the Secretary of the Company in writing of such proposal within a reasonable time prior to the date of the meeting. If a shareholder fails to give timely notice, then the persons named as proxies in the proxies solicited by the Board for the next meeting of shareholders may exercise discretionary voting power with respect to any such proposal.

Adjournment

In the event that the necessary quorum to transact business at the Meeting is not obtained, or a quorum is present at the Meeting but sufficient votes in favor of the proposal set forth in this Notice of Meeting and Proxy Statement are not received by the time scheduled for the meeting, the persons named as proxies may propose one or more adjournments of the meeting for a period or periods of not more than 30 days in the aggregate to permit further solicitation of proxies with respect to the proposal. Any such adjournment will require the affirmative vote of a majority of the shares present at the meeting in person or by proxy. If the necessary quorum is not obtained, the persons named as proxies will vote in favor of the adjournment. If a quorum is present, the persons named as proxies will vote in favor of such adjournment those shares which they are entitled to vote which have voted in favor of the proposal.

By Order of the Board of Directors

PHILIP K. HOLL
Secretary

July     , 2002

Please complete, date and sign the enclosed proxy and return it promptly in the enclosed reply envelope. NO POSTAGE IS REQUIRED if mailed in the United States.

A copy of the Company’s most recent Annual Report is available without charge upon request by writing the Company at 865 South Figueroa Street, Suite 1800, Los Angeles, California 90017 or telephoning it at 1-800-FUND-TCW.

EXHIBIT A

SUB-ADVISORY AGREEMENT

AGREEMENT, made as of the              day of             , 2002 by and between TCW Investment Management Company, a California corporation (hereinafter called the “Investment Manager”), and SGY Asset Management (Singapore) Ltd. (hereinafter called the “Sub-Adviser”).

WHEREAS, TCW Galileo Funds, Inc. (hereinafter called the “Fund”) is engaged in business as an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (the “Act”); and

WHEREAS, the Investment Manager has entered into an Investment Management Agreement (hereinafter called the “Investment Management Agreement”) with the Fund wherein the Investment Manager has agreed to provide investment management services to the current Portfolios of the Fund and may provide such services to other Portfolios subsequently established by the Fund; and

WHEREAS, the Sub-Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, and engages in the business of acting as an investment adviser; and

WHEREAS, the Investment Manager desires to retain the services of the Sub-Adviser to render investment advisory services for the TCW Galileo Asia Pacific Equities Fund, in the manner and on the terms and conditions hereinafter set forth (this Portfolio together with all other Portfolios subsequently established by the Fund with respect to which the Fund will have retained the Investment Manager to render management and investment advisory services under the Investment Management Agreement and with respect to which the Investment Manager desires to retain the Sub-Adviser to render investment advisory services or assistance in the manner and on the terms and conditions hereinafter set forth being collectively referred to as the “Sub-Advisory Portfolios”); and

WHEREAS, the Sub-Adviser desires to be retained by the Investment Manager to perform services on said terms and conditions:

NOW, THEREFORE, in consideration of the mutual covenants and agreements of the parties hereto as herein set forth, the parties covenant and agree as follows:

1.    Subject to the supervision of the Fund, its officers and Directors, and the Investment Manager, and in accordance with the Act and rules and regulations thereunder and with the investment objective, policies and restrictions set forth in the then current Registration Statement, which is hereby incorporated by reference, relating to the Fund which Registration Statement contains a recital of risk factors, and such investment objectives, policies and restrictions from time to time prescribed by the Directors of the Fund and communicated by the Investment Manager to the Sub-Adviser, the Sub-Adviser agrees to provide each Sub-Advisory Portfolio with investment advisory services; to obtain and evaluate such information and advice relating to the economy, securities and commodities markets and securities or commodities as it deems necessary or useful to discharge its duties hereunder; to assist the Investment Manager in the management of the assets of the Sub-Advisory Portfolio in a manner consistent with its investment objective and policies; to assist the Investment Manager in the making of decisions as to foreign currency matters and make determinations as to forward foreign exchange contracts and options and futures contracts in foreign currencies; and determining the securities to be purchased, acquired, sold or otherwise disposed of by the Sub-Advisory Portfolio and the timing of such purchases, acquisitions, sales and dispositions; and to take such further action, including the placing of purchase and sale orders on behalf of the Sub-Advisory Portfolio, as it shall deem necessary or appropriate. The Sub-Adviser agrees to furnish to or place at the disposal of the Sub-Advisory Portfolio and the Investment Manager such of the information, evaluations, analyses and opinions formulated or obtained by it in the discharge of its duties as the Fund and the Investment Manager may, from time to time, reasonably request. The Investment Manager and the Sub-Adviser shall each make its officers and employees available to the other from time to time at reasonable times to review investment policies of the Sub-Advisory Portfolios and to consult with each other. Nothing in this Agreement shall require the Investment Manager to utilize the services of the Sub-Adviser with respect to any specific or minimum percentage of the assets of the Sub-Advisory Portfolio.

In the Event the Fund establishes another Portfolio other than the current Sub-Advisory Portfolio with respect to which the Investment Manager desires to retain the Sub-Adviser to render investment advisory services or assistance hereunder, the Investment Manager shall notify the Sub-Adviser in writing. If the Sub-Adviser is willing to render such services, it shall notify the Investment Manager in writing, whereupon such other Portfolio shall become a Sub-Advisory Portfolio hereunder.

2.    The Sub-Adviser shall, at its own expense, maintain such staff and employ or retain such personnel and consult with such other persons as it shall from time to time determine to be necessary or useful to the performance of its obligations under this Agreement. Without limiting the generality of the foregoing, the staff and personnel of the Sub-Adviser shall be deemed to include persons employed or otherwise retained by the Sub-Adviser to furnish statistical and other factual data, advice regarding economic factors and trends, information with respect to technical and scientific developments, and such other information, advice and assistance as the Investment Manager may desire. The Sub-Adviser shall maintain whatever records as may be required to be maintained by it under the Act. All such records so maintained shall be made available to the Fund, upon the request of the Investment Manager or the Fund. The Sub-Adviser shall provide all account statements and performance or financial reports as required by United States securities laws. The Sub-Adviser acknowledges that cash balances and other assets of the Fund will be held by Custodian bank(s) designated by the Fund.

3.    The Fund will, from time to time, furnish or otherwise make available to the Sub-Adviser such financial reports, proxy statements and other information, including investment policies and restrictions from time to time prescribed by the Directors of the Fund, relating to the business and affairs of the Sub-Advisory Portfolios as the Sub-Adviser may reasonably require in order to discharge its duties and obligations hereunder or to comply with any applicable law and regulations and the investment objectives, policies and restrictions from time to time prescribed by the Directors of the Fund. All instructions given by the Fund or Investment Manager to the Sub-Adviser shall be in writing and sent to the Sub-Adviser’s principal office and shall take effect upon actual receipt by the Sub-Adviser.

4.    The Sub-Adviser shall bear the cost of rendering the investment advisory services to be performed by it under this Agreement and shall, at its own expense, pay the compensation of the officers and employees, if any, of the Fund, employed by the Sub-Adviser, and such clerical help and bookkeeping services as the Sub-Adviser shall reasonably require in performing its duties hereunder.

5.    The Fund, on behalf of each Sub-Advisory Portfolio, assumes and shall pay or cause to be paid all other expenses of the Sub-Advisory Portfolio, including, without limitation: any fees paid to the Investment Manager; the charges and expenses of any registrar, any custodian, sub-custodian or depository appointed by the Fund for the safekeeping of the Sub-Advisory Portfolio’s cash, portfolio securities and other property, and any stock transfer or dividend agent or agents appointed by the Fund; brokers’ commissions chargeable to the Sub-Advisory Portfolio in connection with portfolio securities transactions to which the Sub-Advisory Portfolio is a party; all taxes, including securities issuance and transfer taxes, and fees payable by the Sub-Advisory Portfolio to federal, state or other governmental agencies or pursuant to any foreign laws; the cost and expense of engraving or printing certificates representing shares of the Sub-Advisory Portfolio; all costs and expenses in connection with the registration and maintenance of registration of the Sub-Advisory Portfolio and its shares with the Securities and Exchange Commission and various states and other jurisdictions or pursuant to any foreign laws (including filing fees and legal fees and disbursements of counsel); the cost and expense of printing (including typesetting) and distributing prospectuses of the Fund and supplements thereto to the Sub-Advisory Portfolio’s shareholders; all expenses of shareholders’ and Directors’ meetings and of preparing, printing and mailing proxy statements and reports to shareholders; fees and travel expenses of Directors’ or members of any advisory board or committee who are not employees of the Investment Manager or Sub-Adviser; all expenses incident to the payment of any dividend, distribution, withdrawal or redemption whether in shares or in cash; charges and expenses of any outside service used for pricing of the Sub-Advisory Portfolio’s shares; charges and expenses of legal counsel, including counsel to the Directors of the Fund who are not interested persons (as defined in the Act) of the Fund, the Investment Manager or the Sub-Adviser, and of independent accountants, in connection with any matter relating to the Sub-Advisory Portfolio; membership dues of industry associations; interest payable on Sub-Advisory Portfolio borrowings; postage; insurance premiums on property or personnel (including officers and Directors) of the Sub-Advisory Portfolio which inure to its benefit; extraordinary expenses (including but not limited to legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of the Sub-Advisory Portfolio’s operations unless otherwise explicitly provided herein.

6.    As compensation for the services performed by the Sub-Adviser with respect to a Sub-Advisory Portfolio, the Investment Manager shall pay the Sub-Adviser as soon as practicable after the last day of each month, a monthly compensation equal to 50% of its monthly compensation receivable pursuant to the Investment Management Agreement. Any subsequent change in the Investment Management Agreement which has the effect of raising or lowering the compensation of the Investment Manager will have the concomitant effect of raising or lowering the fee payable to Sub-Adviser under this Agreement. In addition, if the Investment Manager has undertaken to waive all or a part of its fee under the Investment Management Agreement, the Sub-Adviser’s fee under this Agreement will be proportionately waived in whole or in part.

For the purpose of calculating such fee, the net asset value for a month shall be the average of the net asset values for which the Sub-Adviser provides investment advisory services as determined for each business day of the month. If this Agreement becomes effective after the first day of a month, or terminates before the last day of a month, the foregoing compensation shall be prorated.

In the event the operating expenses of the Sub-Advisory Portfolio, including amounts payable to the Investment Manager pursuant to the Investment Management Agreement, exceed any expense limitations applicable to the Sub-Advisory Portfolio, the Sub-Advisor shall reduce its fee to the extent of 50% of such excess of any expense limitation that may be applicable. The Compensation of the Sub-Adviser is a responsibility of the Investment Manager and not a responsibility of the Fund.

7.    The Sub-Adviser will use its best efforts in the performance of investment activities on behalf of the Sub-Advisory Portfolios, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations hereunder, the Sub-Adviser shall not be liable to the Investment Manager or the Fund or any of its investors for any error of judgment or mistake of law or for any act or omission by the Sub-Adviser or for any losses sustained by the Sub-Advisory Portfolios or their investors.

8.    It is understood that any of the shareholders, Directors, officers and employees of the Fund may be a shareholder, director, officer or employee of, or be otherwise interested in, the Sub-Adviser, and in any person controlled by or under common control or affiliated with the Sub-Adviser, and that the Sub-Adviser and any person controlled by or under common control or affiliated with the Sub-Adviser may have an interest in the Fund. It is also understood that the Sub-Adviser and any affiliated persons thereof or any persons controlled by or under common control with the Sub-Adviser have and may have advisory, management service or other contracts with other organizations and persons, and may have other interests and businesses, and further may purchase, sell or trade any securities or commodities for their own accounts or for the account of others for whom they may be acting. Nothing contained in this Agreement shall limit or restrict the Sub-Adviser or any affiliated person thereof from so acting or engaging in any other business.

9.     This Agreement shall become effective upon its execution for a period of two years and from year to year thereafter with respect to each Sub-Advisory Portfolio provided such continuance with respect to a Sub-Advisory Portfolio is approved at least annually by the vote of holders of a majority, as defined in the Act, of the outstanding voting securities of the Sub-Advisory Portfolio or by the Directors of the Fund; provided, that in either event such continuance is also approved annually by the vote of a majority of the Directors of the Fund who are not parties to this Agreement or “interested persons” (as defined in the Act) of any such party, which vote must be cast in person at a meeting called for the purpose of voting on such approval; provided, however, that (a) the Fund may, at any time and without the payment of any penalty, terminate this Agreement upon thirty days’ written notice to the Investment Manager, and the Sub-Adviser either by majority vote of the Directors of the Fund or, with respect to a Sub-Advisory Portfolio, by the vote of a majority of the outstanding voting securities of such Sub-Advisory Portfolio; (b) this Agreement shall immediately terminate in the event of its assignment (within the meaning of the Act) unless such automatic termination shall be prevented by an exemptive order of the Securities and Exchange Commission; (c) this Agreement shall immediately terminate in the event of the termination of the Investment Management Agreement; (d) the Investment Manager may terminate this Agreement without payment of penalty on thirty days’ written notice to the Fund and the Sub-Adviser and; (e) the Sub-Adviser may terminate this Agreement without the payment of penalty on thirty days’ written notice to the Fund and the Investment Manager. Any notice under this Agreement shall be given in writing, addressed and delivered, or mailed post-paid, to the other party at the principal office of such party.

10.    This Agreement may be amended by the parties without the vote or consent of the shareholders of any Sub-Advisory Portfolio to supply any omission, to cure, correct or supplement any ambiguous, defective or inconsistent provision hereof, or if they deem it necessary to conform this Agreement to the requirements of applicable federal laws or regulations, but neither the Fund, the Investment Manager nor the Sub-Adviser shall be liable for failing to do so.

11.    This Agreement shall be construed in accordance with the law of the State of California and the applicable provisions of the Act. To the extent the applicable law of the State of California, or any of the provisions herein, conflict with the applicable provisions of the Act, the latter shall control.

12.    The effective date of this Agreement shall be the day and year first written above.

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement on the day and year first written in Los Angeles, California.

TCW INVESTMENT MANAGEMENT COMPANY

By:

Attest:

SGY ASSET MANAGEMENT (SINGAPORE) LTD.

By:

Attest:

Accepted and agreed to as of the day and year first above written:

TCW GALILEO FUNDS, INC.

By:

Attest:

TCW GALILEO FUNDS, INC.
TCW Galileo Asia Pacific Equities Fund

SPECIAL MEETING OF SHAREHOLDERS—AUGUST 5, 2002

PROXY

The undersigned hereby appoints ALVIN R. ALBE, JR., MICHAEL E. CAHILL, PHILIP K. HOLL, or any of them, proxies, each with the power of substitution, to vote on behalf of the undersigned at the Special Meeting of Shareholders of TCW Galileo Funds, Inc.—TCW Galileo Asia Pacific Equities Fund to be held on August 5, 2002, at 10:00 a.m., Pacific time, and at any adjournment thereof, on the proposals set forth in the Notice of Meeting dated July             , 2002.

This Proxy is solicited by the Directors. If no specification is made thereon, this Proxy will be voted for the proposal.

1.	Approval of Sub-Investment Advisory Agreement:

	For :	Against :	Abstain :

2.	To Transact Any Other Business as may Properly Come Before the Meeting:

	For :	Against :	Abstain :

Please sign personally, If the shares are registered in more than one name, each joint owner or each fiduciary should sign personally. Only authorized officers should sign for corporations.

Date:

Signature

Signature

IMPORTANT: Please Mark, Sign, Date and Return the Proxy Card in the Enclosed Envelope.